UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported) : August 13, 2002



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


   1-12733                                              41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                        5211 Cascade Road, SE, Suite 300
                          Grand Rapids, Michigan 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure

     On August 13, 2002, the Company's Chief Executive Officer and Chief Financial Officer, respectively, each filed sworn statements pursuant to the Commission's Order issued on June 27, 2002 pursuant to Section 21 (a)
     (1) of the Securities Exchange Act of 1934. A copy of each of those oaths is attached.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

        99.1 Statement Under Oath of the Chief Executive Officer of Tower Automotive, Inc. pursuant to the Commission's Order dated June 27, 2002 under Section 21(a)(1) of the Securities and Exchange Act.

        99.2 Statement Under Oath of the Chief Financial Officer of Tower Automotive, Inc. pursuant to the Commission's Order dated June 27, 2002 under Section 21(a)(1) of the Securities and Exchange Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     TOWER AUTOMOTIVE, INC.


Date: August 13, 2002                By:  /s/ Anthony A. Barone
                                     Anthony A. Barone, Vice President and Chief
                                     Financial Officer (Principal Accounting and
                                     Financial Officer)






::ODMA\PCDOCS\GRR\733966\1

                                  EXHIBIT 99.1
                             TOWER AUTOMOTIVE, INC.

   Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Dugald K. Campbell, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Tower Automotive, Inc. and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a repor on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the Annual Report on Form 10-K filed with the Commission for the period ended December 31, 2001 of Tower Automotive, Inc.;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tower Automotive, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.


/s/ Dugald K. Campbell
___________________________________            Subscribed and sworn to before me
Dugald K. Campbell,                            this 12th day of August 2002.
Principal Executive Officer
August 12, 2002                                /s/ Lyndann Adam
                                               _________________________________
                                               Notary Public

                                               My Commission Expires:  6-5-06



::ODMA\PCDOCS\GRR\722548\1

                                  EXHIBIT 99.2
                             TOWER AUTOMOTIVE, INC.

   Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Anthony A. Barone, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Tower Automotive, Inc. and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a repor on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the Annual Report on Form 10-K filed with the Commission for the period ended December 31, 2001 of Tower Automotive, Inc.;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tower Automotive, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.


/s/ Anthony A. Barone
___________________________________            Subscribed and sworn to before me
Anthony A. Barone,                             this 12th day of August 2002.
Principal Financial Officer
August 12, 2002                                /s/ Lyndann Adam
                                               _________________________________
                                               Notary Public

                                               My Commission Expires: 6/5/06

::ODMA\PCDOCS\GRR\722363\1